UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 9, 2010

NEW ENERGY SYSTEMS GROUP
 (Exact Name of Registrant as Specified in Charter)

Nevada	000-49715	20-2132336
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

116 West 23rd St., 5th FL New York, NY 10011
(Address of Principal Executive Offices)

Registrant's telephone number, including area code:  917-573-0302

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective June 9, 2010, Mr. Rongqi Dai resigned as a director of the Company for personal health reasons.  There were no disagreements between Mr. Dai and the Company or any officer or director of the Company which led to Mr. Dai’s resignation.

On June 9, 2010, the Company’s board of directors appointed Ms. Shuxian Cui to replace Mr. Dai as director. Pursuant to the terms of her appointment, Ms. Cui shall receive an annual fee of 60,000 RMB, payable on monthly basis, as consideration for her services as a director.

Since 1992, Ms. Cui has been in partial retirement as an auditor in various real estate companies and accounting firms in Shenzhen, China. From 1987 to 1992, Ms. Cui worked as an accountant in the financial section of Jiangxi Province Mining Bureau.  She has previously also worked in financial departments for large state-owned companies such as Jiangxi Province 719 Mining, Hunan Province 712 Mining, Jilin Province Coal Authority, and Heilongjiang Province Coal Construction Authority.  Ms. Cui holds a Junior College degree in accounting from Jilin University of Finance and Economics.

During the last two years, there have been no transactions, or proposed transactions, to which the Company was or is to be a party, in which Ms. Cui (or any member of her immediate family) had or is to have a direct or indirect material interest.

Item 7.01. Regulation FD Disclosure.

On June 14, 2010, the Company issued a press release announcing the appointment of its new independent director, Shuxian Cui.  A copy of the press releases is being filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference in its entirety.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press release dated June 14, 2010, issued by New Energy Systems Group.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2010

New Energy Systems Group

By:	/s/ Nian Chen
Nian Chen
Chief Executive Officer